UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2009 (June 2, 2009)
Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)
(615) 263-3000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement.
     Entry into Fourth Supplemental Indenture with respect to the 7½% Notes
     On June 2, 2009, Corrections Corporation of America, a Maryland corporation (the “Company”), entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) among the Company, certain of its subsidiaries (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”). The Fourth Supplemental Indenture effects the proposed amendments to the indenture governing the Company’s 7½% Senior Notes due 2011 (the “2011 Notes”), as described in the Offer to Purchase and Consent Solicitation Statement, dated as of May 19, 2009. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Fourth Supplemental Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
     Entry into Second Supplemental Indenture with respect to the 7¾% Notes
     On June 3, 2009, the Company closed its previously announced offering of $465,000,000 aggregate principal amount of its 7¾% Senior Notes due 2017 (the “New Notes”). The New Notes were registered with the Securities and Exchange Commission (the “Commission”) under an automatically effective shelf registration statement on Form S-3 (333-159329) that was filed with the Commission on May 19, 2009. The Company plans to use the net proceeds of the offering of the New Notes along with cash on hand to purchase or redeem all of its 2011 Notes, and to pay accrued interest and associated fees and expenses.
     The New Notes were issued pursuant to the provisions of a base indenture, dated as of January 23, 2006 (the “Base Indenture”), and a Second Supplemental Indenture, dated as of June 3, 2009 (the “Second Supplemental Indenture”), among the Company, the Guarantors and the Trustee (collectively, the “Indenture”).
     The New Notes are unsecured senior obligations of the Company, rank equally in right of payment with the Company’s existing and future unsecured senior debt and rank senior in right of payment to all of the Company’s existing and future subordinated debt. The New Notes are effectively subordinated to the Company’s senior secured debt to the extent of the value of the assets securing such indebtedness. The New Notes are guaranteed on a senior unsecured basis by the Guarantors.
     The New Notes were issued at a public offering price of 97.116%, resulting in a yield to maturity of 8.25%. Interest on the New Notes is payable semi-annually on June 1 and December 1 of each year, commencing on December 1, 2009, and ending on the maturity date of June 1, 2017. At any time prior to June 1, 2012, the Company may redeem up to 35% of the aggregate principal amount of New Notes at a redemption price of 107.750% of the principal amount of the New Notes redeemed, plus accrued and unpaid interest, using net cash proceeds of certain equity offerings provided that at least 65% of the aggregate principal amount of the New Notes remains outstanding after such redemption. Beginning on June 1, 2013, the Company may redeem all or a part of the New Notes upon not less than 30 nor more than 60 days’ notice. The redemption price for such a redemption (expressed as percentages of principal amount) is set forth below, plus accrued and unpaid interest, if any, if redeemed during the twelve-month period beginning on June 1 of the years indicated below:

Year	Percentage

2013	103.875%
2014	101.938%
2015 and thereafter	100.000%

     The Company is not required to make mandatory redemption or sinking fund payments with respect to the New Notes. Upon the occurrence of a change in control (as defined in the Indenture), each holder of New Notes may require the Company to repurchase all or a portion of the New Notes in cash at a price equal to 101% of the principal amount of New Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of purchase.
     The Indenture, among other things, limits the Company’s ability and the ability of its restricted subsidiaries to (1) pay dividends or make other restricted payments; (2) incur additional debt or issue preferred stock; (3) create or permit to exist certain liens; (4) incur restrictions on the ability of certain of the Company’s subsidiaries to pay dividends or other payments; (5) consolidate, merge or transfer all or substantially all of the Company’s assets; or (6) enter into transactions with affiliates. These covenants are subject to a number of exceptions. In addition, most of the covenants will no longer be applicable if the New Notes are rated investment grade by Moody’s Investor Services, Inc. or Standard & Poor’s Rating Services. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods) which include: nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the trustee or holders of at least 25% in principal amount of the then outstanding New Notes may declare all the New Notes to be due and payable immediately.
     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Indenture. The Second Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.
Item 8.01.     Other Events.
     On June 2, 2009, the Company received the requisite consents of holders, representing at least a majority in principal amount of the 2011 Notes then outstanding, to enter into the Fourth Supplemental Indenture pursuant to the Company’s previously announced consent solicitation with respect to the 2011 Notes.
     On June 3, 2009, the Company announced the closing of its offering of the New Notes and the results to date of its tender offer for the 2011 Notes and call for redemption of all 2011 Notes that remain outstanding. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
     (d)     Exhibits.
4.1	Fourth Supplemental Indenture, dated as of June 2, 2009, by and among the Company, certain of its subsidiaries and U.S. Bank National Association, as trustee.

4.2	Second Supplemental Indenture, dated as of June 3, 2009, by and among the Company, certain of its subsidiaries and U.S. Bank National Association, as trustee.

4.3	Form of 7 3/4% Senior Note due 2017 (incorporated by reference to Exhibit A to Exhibit 4.2 hereof).

99.1	Press Release dated June 3, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 3, 2009	CORRECTIONS CORPORATION OF AMERICA

	By:	/s/ Todd J Mullenger

Todd J Mullenger Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

4.1	Fourth Supplemental Indenture, dated as of June 2, 2009, by and among the Company, certain of its subsidiaries and U.S. Bank National Association, as trustee.

4.2	Second Supplemental Indenture, dated as of June 3, 2009, by and among the Company, certain of its subsidiaries and U.S. Bank National Association, as trustee.

4.3	Form of 7 3/4% Senior Note due 2017 (incorporated by reference to Exhibit A to Exhibit 4.2 hereof).

99.1	Press Release dated June 3, 2009.